The UBS Funds

Prospectuses and Statement of Additional Information Supplement  |  October 9, 2026

Includes:

•
UBS International Sustainable Equity Fund

Dear Investor,

The purpose of this supplement is to update information in the Prospectuses and Statement of Additional Information (“SAI”), each dated October 28, 2025, as previously supplemented, for UBS International Sustainable Equity Fund (the “Fund”).

Upon the recommendation of UBS Asset Management (Americas) LLC, the Board of Trustees of The UBS Funds approved a name change for the Fund from “UBS International Sustainable Equity Fund” to “UBS International Sustainable Aware Equity Fund,” effective October 28, 2026. The name change will not affect the Fund’s investment objective, principal investment strategies, or investment policies.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1307